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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               January 16, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                            44114
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(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
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              (Registrant's telephone number, including area code)

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Item 5. OTHER EVENTS

On January 16, 2002, National City Corporation (NYSE: NCC) issued a press release, confirming that a subsidiary, National City Bank, in its capacity as successor trustee for certain subordinated Enron debt, has been appointed to the Official Committee of Unsecured Creditors of Enron Corp., et al. The Committee is charged with acting in the best interest of the unsecured creditors. National City Bank assumed its role as successor trustee shortly after Enron's Chapter 11 bankruptcy filing. Separately, National City affirmed that it has no credit exposure to Enron or related entities. As previously announced, National City affirmed that it has no credit exposure to Enron or related entities. Such press release is attached as Exhibit 99.1 to Registrant's filing on this Form 8-K.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2002              By /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel